UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 2006

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)

            DELAWARE                  0-26483                   94-3236309
(State or other jurisdiction of     (Commission              (I.R.S. Employer
 incorporation or organization)     File Number)          Identification Number)

            1000 MARINA BLVD., SUITE 200, BRISBANE, CALIFORNIA 94005
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                             SECTION 8--OTHER EVENTS

Item 8.01. Other Events.

      On June 6, 2006, VaxGen, Inc. issued a press release entitled, "VaxGen Presents New Smallpox Vaccine Data at International Poxvirus Meeting".

      This press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

                  SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

      (d)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release dated June 6, 2006 entitled, "VaxGen Presents New Smallpox Vaccine Data at International Poxvirus Meeting".

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VaxGen, Inc.
                                                (Registrant)

Dated: June 7, 2006                         By: /s/ Matthew J. Pfeffer
                                                --------------------------------
                                                Matthew J. Pfeffer
                                                Senior Vice President,
                                                Finance and Administration
                                                and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press release dated June 6, 2006 entitled, "VaxGen Presents New Smallpox Vaccine Data at International Poxvirus Meeting".